Exhibit 99.1

NOVEMBER 30, 2022 4Q22 CAPITAL MARKETS PRESENTATION

SAFE HARBOR COMMENTSFORWARD-LOOKINGSTATEMENTSThis presentation contains “forward-looking” statements related to O-I Glass, Inc. (“O-I” or the “company”) within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements reflect the company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements.It is possible that the company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the impact of the COVID-19 pandemic and the various governmental, industry and consumer actions related thereto, (2) the company’s ability to obtain thebenefits it anticipates from the Corporate Modernization, (3) the company’s ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving the company’s operating efficiency and working capital management, and achieving cost savings, (4) the company’s ability to acquire or divest businesses, acquire and expand plants,integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (5) the company’s ability to achieve its strategic plan, (6) the company’s ability to improve its glass melting technology, known as the MAGMA program, and implement it within the timeframe expected, (7) foreign currency fluctuations relative to the U.S. dollar,(8) changes in capital availability or cost, including interest rate fluctuations and the ability of the company to refinance debt on favorable terms, (9) the general political, economic and competitive conditions in markets and countries where the company has operations, including uncertainties related to economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, war, civil disturbance or acts of terrorism, natural disasters, and weather, (10) the company’s ability to generate sufficient future cash flows to ensure the company’s goodwill is not impaired, (11) consumer preferences for alternative forms of packaging, (12) cost and availability of raw materials, labor, energy and transportation (including impacts related to the current conflict between Russia and Ukraine and disruptions in supply of raw materials caused by transportation delays), (13) consolidation among competitors and customers, (14) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (15) unanticipated operational disruptions, including higher capital spending, (16) the company’s ability to further develop its sales, marketing and product development capabilities, (17) the failure of the company’s joint venture partners to meet theirobligations or commit additional capital to the joint venture, (18) the ability of the company and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy, (19) changes in U.S. trade policies, (20) risks related to recycling and recycled content laws and regulations, (21) risks relatedtoclimate-change and air emissions, including related laws or regulations and the other risk factors discussed in the company's filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations.While the company continually reviews trends and uncertainties affecting the company’s results or operations and financial condition, the company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document.

AT A GLANCE

ATTRACTIVE PRODUCT PORTFOLIO
33% beer **20%** wine **18%** food **15%** spirits **14%** NAB

DIVERSE CUSTOMER BASE
6,000+ direct customers

GLASS IS THE MOST SUSTAINABLE PACKAGE
all natural, endlessly recyclable, NEVER trash

MAGMA
reimagines glass making to support customer aspirations and enable profitable growth

UNPARALLELED PRODUCTION NETWORK
70 factories **19** countries

#1 LEADER IN GLASS PACKAGING
$6.4 billion in net sales

DEDICATED & ENGAGED TEAM
24,000+ associates

Note: based on 2021 data

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4 ATTRACTIVE INVESTMENT OPPORTUNITY REDUCE RISK PROFILEResolve Legacy Liabilities and Improve The Balance SheetPROFITABLE GROWTHStrongest Glass Fundamentals in 20+ yrAGILE EXECUTIONBold Transformation and Delivering on CommitmentsBREAKTHROUGH INNOVATIONMAGMA Creates a New Paradigm for GlassSUSTAINABILITYGlass is Set to Win in the New Green Economy

REDUCE RISK PROFILE

Resolve Legacy Liabilities and Improve The Balance Sheet

Fair and Final Resolution of Legacy Asbestos Liabilities in July 2022

Eliminating Net Unfunded Pension Position by 2024

Completed $1.5B Portfolio Optimization in August 2022

Reducing Financial Leverage and Improving Cash Flow Conversion

Improving Credit Profile

REDUCING FINANCIAL LEVERAGE[1]


6.0
5.0
4.0
3.0
2.0
1.0
0.0
(Leverage Ratio)
Mid 3s
Low 3s
2019
2020
2021
2022F
2023F
Net Debt
Unfunded Pension Liability
Paddock Asbestos Liability

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1 *Management defines Financial Leverage as the addition of net debt, Support for Paddock and unfunded pension liability divided by Adjusted EBITDA. See the appendix for further disclosure.*

INCREASE COST COMPETITIVENESSOPTIMIZE BUSINESS PORTFOLIO AND STRUCTUREINCREASE SUPPLY CHAIN EFFICIENCYENABLE A MORE FLEXIBLE, SCALABLE AND SUSTAINABLE PRODUCTION CAPABILITYBUILD A SIMPLE, AGILE AND EFFECTIVE ORGANIZATION AGILE EXECUTION BOLD TRANSFORMATION AND DELIVERING ON COMMITMENTS 6

PROFITABLE GROWTH

Strongest Glass Fundamentals in 20+ Years

- ▲ *Structural shifts in LatAm:* Premium products, brand localization, one way/returnable mix
- ▲ *North America mix improvement:* O-I shifting away from beer to higher value categories
- ▲ *EU supply dislocation:* Russia / Ukraine glass imports to Europe displaced
- ▲ *Resilience to channel shift:* Strong glass performance both on and off-premise
- ▲ *New product development:* Increased new product launches in glass
- ▲ *Cost-competitive and local supply chain:* Favorable trends vs. other substrates
- ▲ *Rebalancing the dialogue on glass:* Promotion of glass attributes increases purchasing intent
- ▲ *Favorable and sustained consumer trends:* Wellness, premium, sustainability
- ▲ *Markets reopening:* Increased on-premise consumption as COVID concerns recede

O-I NORTH AMERICA VOLUME MIX



2017
52%
14%
11%
9%
11%
2022
37%
23%
15%
14%
10%
BEER
FOOD
NAB
RTD/FAB
SPIRITS
WINE

PROJECTED GLASS GROWTH

(SOURCE: EUROMONITOR PER UNIT CONSUMPTION PROJECTIONS 2023-2025)



CAGR 2023 - 2025
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Glass
All Packaging
3.8%
3.5%
2.2%
1.9%
1.7%
1.7%
LatAm
Europe
North America

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8 O-I EXPANSION PLAN: 2022 –2024 •Enables ~ 600KT (5% -6%) Growth•~ $630M Investment, $110M EBIT Run Rate, ~ 20% IRRPROFITABLE GROWTH O-I Leveraging Strong Glass Fundamental to Expand the Business 0.6%-1.4%-0.4%-4.0%5.3%2.4%1.8%0.8%1.5%-3.0%6.2%2.8%-6%-4% -2%0% 2% 4% 6% 8%20172018201920202021YTD22O-I VOLUME GROWTH(IN TONS, ADJUSTED FOR DIVESTITURES) O-I CONSOLIDATED O-I PLUS STRATEGIC JVs CAGR ‘16-YTD22O-I Consolidated: +0.3 %O-I Plus Strategic JV’s: +1.6%

BREAKTHROUGH INNOVATION

MAGMA

MODULAR ADVANCED GLASS MANUFACTURING ASSET

CREATES A NEW PARADIGM FOR GLASS

EXPAND RIGHT TO WIN WITH RAPID COLOR, SHAPE & SIZE CHANGES

GROW WITH THE MARKET WITH SCALABLE CAPACITY

ENTER NEW MARKETS WITH SCALABILITY & LOWER CAPITAL

COST EFFICIENT WITH MORE VARIABLE COST STRUCTURE

AGILE THROUGH ECONOMIC CYCLES & SEASONALITY

LOWER CAPITAL INTENSITY WITH EXTENDED ASSET LIFE

SUPPLY CHAIN EFFICIENT WITH CO/NEAR LOCATION

CONVENIENT PACKAGE WITH LOWER WEIGHT CONTAINER

SUSTAINABLE PRODUCTION WITH LOWER EMISSIONS

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FIRST MAGMA GREENFIELD IN KENTUCKY WILL BE A SHOWCASE PLANT

MAGMA MELTER
Small, Incremental Growth, Flexibility, Sustainability

CUSTOMER ENGAGEMENT CENTER
Customer Intimacy, Collaborative Innovation

MODULAR BATCH SYSTEM
Fast and Agile for Greenfield Deployment

PILOT FORMING MACHINE
Quality, Efficiency

DIGITALIZATION
Industry 4.0, Smart Manufacturing, Integration


OI

NEAR-LOCATED
Supply Chain Efficient in Heart of Bourbon Country

SCALEABLE
Line 1 2024 (GEN 2),
Line 2 2025 (GEN 3 Pilot),
Line 3 Capable

ULTRA
Light-Weighting Capability, Sustainability

HIGH-PERFORMANCE OPERATIONS
World Class Safety, Quality and Efficiency

SUSTAINABLE
Gas-Oxy Combustion, Bio-Fuel Capable, Recycling Ecosystem, Efficient and Safe

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OUR SUSTAINABILITY AT A GLANCE

Excerpts from O-I's Updated Sustainability Report Available at O-I.com

GHG EMISSION REDUCTION

Scope 1 and 2 Emissions[1]
(millions of tons of CO_2)



7
6
5
2018
2019
2020
2021

2021 LIGHTWEIGHTING AND PRODUCTIVITY IMPROVEMENTS SAVED

3,930 TONS OF GLASS
equivalent to 12.7M beer bottles

4,366 MWH OF ENERGY

OVER 3,000 TONS OF CO_2
equivalent to taking nearly 670 gasoline-powered passenger vehicles off the roads for one year

Our Sustainability Scorecard

	OUR COMMITMENT (by 2030)	OUR PERFORMANCE (2021)
EMISSIONS	Reduce GHG emissions 25% (10% interim target by 2025)	13.5% GHG emission reduction (Scope 1 and 2 vs 2017 baseline)
ENERGY	40% renewable electricity	27% renewable electricity (14% increase from 2020)
RECYCLED CONTENT	Increase recycled content to 50% average	Recycled content averaged 38%

Energy Needed By a G.O.A.T. Furnace Is Lower By Up To **20%**

Consequently, Scope 1 CO_2 Emissions Are Cut By Up To **20%**

13 Furnaces Already Outfitted With This Technology

x36 More GOAT furnaces to be Deployed From 2022-2030 at a Rate of 4 Per Year

SOURCING RENEWABLE ELECTRICITY (2021)



27%
GLOBAL RENEWABLE ELECTRICITY CONSUMPTION

RECYCLING COLLECTION SITES (27 TOTAL):

- 9 Operational at end of 2021
- 18 approved for implementation in early 2022

at least **30** TONS OF GLASS PER SITE DIVERTED FROM LANDFILLS EACH YEAR

GREEN BOND PURCHASES: CULLET PROJECT SAVINGS

Based on the volume of cullet allocated to the offering, the company conserved approximately:

3.2 MILLION tons of CO_2 conserved

389 MILLION kWh of energy conserved

10 MILLION tons of raw materials conserved

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1. Source: third-party verified data. (Market-based.) For more information view our latest CDP report. 2. Source: EPA, Greenhouse Gas Equivalencies Calculator

2022 KEY OBJECTIVES

Delivering on O-I's Transformation Commitments

PRIORITIES	2022 KEY OBJECTIVES	PROGRESS
MARGIN EXPANSION	▪ Higher selling prices offset PY unfav Net Price and 2022 inflation ▪ ≥ $50M margin expansion initiative benefits	▲ Fav 3Q22 Net Price, on track to exceed FY22 guidance ▲ > $60M in 2022 YTD initiative benefits, exceeding annual target
PROFITABLE GROWTH	▪ Substantially complete Colombia and Canada expansion ▪ Initiate Peru and Brazil expansion	▲ Phase 1 of Canada expansion operating; Colombia expansion tracking for 2Q23 ▲ Revised Capital Plan in response to macro challenges (supply chain, etc.)
COMPLETE MAGMA DEVELOPMENT	▪ Finalize Gen 1 optimization and complete Gen 2 pilot validation ▪ Advance Gen 3 and Ultra light-weighting prototypes	▲ Accelerating MAGMA, 1st US Greenfield in Bowling Green KY on track for 2024 ▲ Gen 3 / Light-weighting prototypes are proceeding well
ADVANCE ESG AND GLASS ADVOCACY	▪ Reduce GHG 5-10%, 30-35% elect. sourced from renewable energy ▪ ≥1.5B add'l impressions with Glass Advocacy, expand target categories	▲ 13.5% GHG reduction (2021 vs 2017 baseline); Renewable energy > 31% ▲ 880M digital impressions YTD22; 98M people engaged avg 9x each
EXPAND PORTFOLIO OPTIMIZATION	▪ Complete $1.5B portfolio optimization program ▪ Receive proceeds prior to significant expansion investment	▲ Completed $1.5B portfolio optimization Aug 2022 ▲ Received all net proceeds prior to significant expansion CapEx
RESOLVE LEGACY LIABILITIES	▪ Confirm Paddock plan of reorg.; fund $610M 524(g) trust ~ mid-year ▪ Continue to de-risk pension liabilities in line with 2024 target	▲ 524(g) trust funded as of July 18, 2022 ▲ Continue to advance pension de-risking actions

12

DELIVERING ON OUR COMMITMENTS

Improving Business Outlook and Expect Continued Progress in 2023

	FY22 **Outlook as of 11/1/22**	**THEMES FOR FY23** **As of 11/1/22**	**FY24** **Targets from Sept 28, 2021 I-Day**
Volume[1] Growth	Approximately +1%	Flat or Slight Growth	1-2% CAGR 2022-2024
Earnings (aEPS[2])	\$2.20 - \$2.25/sh	≥ 2022 *Despite \$0.25/sh headwind from FX, asset sales and interest on funding Paddock Trust*	\$2.20 - \$2.40/sh in 2024
Cash Flow	FCF[3] ≥ \$200M aFCF[4] ≥ \$400M	aFCF[4] Solidly > 2022 FCF[3] < or comparable to 2022 *\$275M - \$300M Expansion Investment*	aFCF[4] of \$400M - \$450M in 2024
Leverage[5]	"Mid 3s" by FYE22	"Low-3s" by FYE23	~ 3.5x by FYE24 *Updated target to < 3.0x over new few years*
Comments	• Favorable Net Price – Benefits from higher selling prices – > \$60M initiative benefits • aETR[6]: 25%-28% • CapEx ~\$575M – Elevated Strategic CapEx funded by proceeds from Portfolio Opt. program	• Favorable Net Price • New capacity partially offset by elevated asset project activity – Est. 1% - 3% vol sensitivity to potential recession • Higher operating costs due to asset projects • ≥ \$50M Margin Expansion initiative benefits • Higher interest expense • \$725M - \$750M CapEx	• Strong earnings momentum from expansion programs heading into 2025

1 Volume Growth Targets are gross of divestitures and net of capacity realignment
2 aEPS excludes certain items management considers not representative of ongoing operations
3 FCF represents Cash Flow from Operations less Capital Expenditures excluding funding of Paddock 524(g) trust
4 aFCF reflects Cash Flow from Operations less Maintenance Capex, and excluding funding of Paddock 524(g) trust
5 Leverage defined as the addition of net debt, Support for Paddock and unfunded pension liability divided by Adjusted EBITDA
6 aETR excludes certain items that management considers not representative of ongoing operations

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14 CAPITAL ALLOCATION PRINCIPALS•Complete MAGMA development and grow glass volumes consistent with underlying glass market demand•Target net debt to EBITDA leverage < 3x over next few years•Evaluating return of excess cash to shareholders

RESILIENCE AMID ELEVATED MACRO VOLATILITY 15▲Improving balance sheet and fairand final resolution of legacy asbestos liabilities▲Stable Food/Beverage end markets that are more resilient amid recession cycles(US mega beer 3% of vol)▲Oversold positions in Europe and Latin America mitigate potential recession pressures▲Well positioned to manage Russia natural gascurtailment risks in Europe▲Proven operational agility through elevated volatility since beginning of the Pandemic

16 CONCLUSION▲CLEAR STRATEGY TO CREATE VALUE▲DELIVERING ON KEY TRANSFORMATON INITIATIVES▲IMPROVING BUSINESS OUTLOOK ▲CONTINUED PROGRESS IN 2023▲RESILIENCE AMID ELEVATED MACRO VOLITILITY▲O-I REPRESENTS AN ATTRACTIVE INVESTMENT OPPORTUNITY COMPELLING INVESTMENT THESISO-I is aggressively addressing many historic overhangs on the stock and shifting to profitable growth, advancing MAGMA as well as continued agile execution and balance sheet improvement

APPENDIX

O-I ESG GOALS

50% TARGET

Increase recycled content to 50% average by 2030. O-I is taking a tailored approach to increase recycled content rates across its enterprise network as rates vary significantly by geography.

ZERO WASTE

Reduce the amount of natural resource used and reduce the generation of waste by reuse and recycling as we drive towards a Zero Waste organization.

25% WATER REDUCTION

We are committed to reducing our global water usage 25% by 2030, prioritizing operations in higher risk areas.

ZERO INJURIES

As part of our journey toward zero injuries, we are committed to a 50% improvement of our Total Recordable Incident Rate (TRIR) by 2030.

40% RENEWABLE

Renewable energy is a pillar in our strategy to lower carbon emissions. Our goal is to reach 40% renewable energy use by 2030 and to reduce total energy consumption by 9%.

R&D TRANSFORMATION

Reinvent and re-imagine glassmaking – where the circularity of glass meets the potential of our MAGMA melting technology, low-carbon alternative fuels, and light-weighted glass packaging.

25% GHG REDUCTION

Approved SBTi target to reduce GHG emissions 25% by 2030 (interim target of 10% by 2025).

SOCIAL IMPACT

We see tremendous opportunity to positively impact the planet and communities where we operate. We will collaborate with customers, NGOs, suppliers and local leaders to make glass recycling available in 100% of our locations.

DIVERSITY & INCLUSION

Create a diverse and inclusive environment where people feel welcomed to create a better future for themselves, each other, and O-I. We are focused on increasing all aspects of diversity across our team.

SUPPLY CHAIN SUSTAINABILITY

Achieve sustainability balance, together, by aligning our supply chain with our 2030 sustainability vision and goals.



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SEGMENT FX IMPACT ON EARNINGS

APPROXIMATE ANNUAL IMPACT ON EPS FROM 10% FX CHANGE	
EUR	0.19
MXN	0.05
BRL	0.02
COP	0.01

FX RATES AT KEY POINTS

	Oct 31, 2022	AVG 3Q22	AVG 3Q21
EUR	1.00	1.00	1.18
MXN	19.82	20.19	20.16
BRL	5.29	5.23	5.23
COP	4,824	4,434	3,829

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NON-GAAP FINANCIAL MEASURES

The company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings per share, free cash flow, adjusted free cash flow, adjusted effective tax rate, total financial leverage, EBITDA, and adjusted EBITDA, provide relevant and useful supplemental financial information that is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures.

Adjusted earnings relates to earnings from continuing operations attributable to the company, exclusive of items management considers not representative of ongoing operations and other adjustments because such items are not reflective of the company's principal business activity, which is glass container production. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Adjusted effective tax rate relates to the provision for income taxes, excluding tax items management considers not representative of ongoing operations and other adjustments, divided by earnings from continuing operations before income taxes, exclusive of items management considers not representative of ongoing operations and other adjustments. EBITDA refers to net earnings (loss), excluding gains or losses from discontinued operations, interest expense, net, provision for income taxes, depreciation and amortization of intangibles. Adjusted EBITDA refers to EBITDA, exclusive of items management considers not representative of ongoing operations and other adjustments. Total financial leverage refers to the sum of total debt less cash, plus unfunded pension liability, plus the asbestos liability or Paddock liability divided by Adjusted EBITDA. Management uses adjusted earnings, adjusted earnings per share, EBITDA, Adjusted EBITDA, adjusted effective tax rate and total financial leverage to evaluate its period-over-period operating performance because it believes these provide useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations. The above non-GAAP financial measures may be useful to investors in evaluating the underlying operating performance of the company's business as these measures eliminate items that are not reflective of its principal business activity.

Further, free cash flow relates to cash provided by operating activities plus cash payments to fund the Paddock 524(g) trust and related expenses less cash payments for property, plant and equipment. Adjusted free cash flow relates to cash provided by operating activities plus cash payments to fund the Paddock 524(g) trust and related expenses less cash payments for property, plant and equipment plus cash payments for property, plant and equipment related to strategic or expansion projects. Management has historically used free cash flow and adjusted free cash flow to evaluate its period-over-period cash generation performance because it believes these have provided useful supplemental measures related to its principal business activity. It should not be inferred that the entire free cash flow or adjusted free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from these measures. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments.

The company routinely posts important information on its website – www.o-i.com/investors.

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21 ADDITIONAL RECONCILIATIONS RECONCILIATION TO FCF & ADJUSTED FCF RECONCILIATION TO FCF and ADJUSTED FCF Current Forecast for Ye-,ar Ended (Demars.n liiflrlftons.) Dernm ber 3 I , 2022 Cash provided by mnti1nui1ng oper-atng actiiV~tes $ 1:5:5 Addbadk: Funding of P-addodk .S24(g) trust and rerated expem,e.s. 620 Cash paym-ents. for property., plant and equi1prnent (:57:5) Fr,ee cash flow ( non -'GMP) $ 200 Addbadk: Cash paymnents. for property pliant and equipment - str-ategi:dexpanston onliy (non -oGMP) 200 Adj1usted Free Cash Ff.ow (non-'GMP) $ 400 The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures, free cash flow and adjusted free cash flow, for all periods after December 31, 2022 to its most directly comparable U.S. GAAP financial measure, cash provided by operating activities, without unreasonable effort. This is due to potentially high variability, complexity and low visibility, in the relevant future periods, of components of cash provided by operating activities and cash spent on property, plant and equipment, as well as items that would be excluded from cash provided by operating activities. The variability of these excluded items and other components of cash provided by operating activities may have a significant, and potentially unpredictable, impact on the Company's future financial results.

RECONCILIATION TO FINANCIAL LEVERAGE

$ millions

	2019	2020	2021
Earnings (loss) from continuing operations	$ (379)	$ 264	$ 165
Interest expense (net)	311	265	$ 216
Interest income	9	5	$ 7
Provision for income taxes	118	89	$ 167
Depreciation	390	369	$ 356
Amortization of intangibles	109	99	$ 93
EBITDA	**$ 558**	**$ 1,091**	**$ 1,004**
Adjustments to EBITDA:			
Charge for asbestos-related costs	35	-	-
Restructuring, asset impairment, pension settlement and other charges	140	168	109
Charge for goodwill impairment	595	-	-
Gain on sale of ANZ Business	-	(275)	-
Gain on Sale of Equity Investment	(107)	-	-
Gain on sale of miscellaneous assets	-	-	(84)
Charge related to Paddock support agreement liability	-	-	154
Charge for deconsolidation of Paddock	-	14	-
Brazil indirect tax credit	-	-	(71)
Strategic transactions and Corporate Modernization costs	31	8	-
Adjusted EBITDA	**$ 1,252**	**$ 1,006**	**$ 1,112**
Total debt	**$ 5,559**	**$ 5,142**	**$ 4,825**
Less cash	**$ 551**	**$ 563**	**$ 725**
Net debt	**$ 5,008**	**$ 4,579**	**$ 4,100**
Net debt divided by Adjusted EBITDA	**4.0**	**4.6**	**3.7**
Unfunded Pension Liability	**$ 493**	**$ 464**	**$ 141**
Unfunded Pension Liability divided by Adjusted EBITDA	**0.4**	**0.5**	**0.1**
Asbestos / Paddock Liability	**$ 486**	**$ 471**	**$ 625**
Asbestos / Paddock Liability divided by Adjusted EBITDA	**0.4**	**0.5**	**0.6**
Financial Leverage ((Net Debt + Unfunded Pension Liability + Asbestos/Paddock Liability)/Adjusted EBITDA)	**4.8**	**5.5**	**4.4**

For all periods after the year ending December 31, 2021, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, Net Debt divided by Adjusted EBITDA and Financial Leverage, to its most directly comparable U.S. GAAP financial measure, earnings (loss) from continuing operations, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Earnings (loss) from continuing operations includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company's future financial results.

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23 ADDITIONAL RECONCILIATIONSTheCompanyisunabletopresentaquantitativereconciliationofitsforward-lookingnon-GAAPmeasures,adjustedearningsandadjustedearningspershare,f
ortheyearendingDecember31,2022,andallperiodsafter,toitsmostdirectlycomparableGAAPfinancialmeasure,earningsfromoperationsattributablet
RECONCILIATION TO ADJUSTED EARNINGS AND ADJUSTED EARNINGS PER SHARE The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures, adjusted earnings and adjusted earnings per share, for the year ending December 31, 2022, and all periods after, to its most directly comparable GAAP financial measure, earnings from operations attributable to the Company, because management cannot reliably predict all of the necessary components of the GAAP financial measures without unreasonable efforts. Earnings from operations attributable to the Company includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to earnings from operations attributable to the Company or address the probable significance of the unavailable information, which could be material to the Company's future financial results. RECONCILIATION TO ADJUSTED EFFECTIVE TAX RATE The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted effective tax rate, for the year ending December 31, 2022, and all periods after, to its most directly comparable GAAP financial measure, provision for income taxes divided by earnings (loss) from continuing operations before income taxes, because management cannot reliably predict all of the necessary components of these GAAP financial measures without unreasonable efforts. Earnings (loss) from continuing operations before income taxes includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance fees, and the provision for income taxes would include the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a of adjusted effective tax rate to earnings (loss) from continuing operations before income taxes divided by provision for income taxes or address the probable significance of the unavailable information, which could be material to the Company's future financial results.